UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event

reported): August 7, 2007

Emerson Electric Co.

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(Exact Name of Registrant as Specified in its Charter)

Missouri --------------------------- (State or Other Jurisdiction of Incorporation)	1-278 ------------------- (Commission File Number)	43-0259330 --------------------------- (I.R.S. Employer Identification Number)

8000 West Florissant Avenue St. Louis, Missouri ---------------------------------------------------- (Address of Principal Executive Offices)	63136 ------------------ (Zip Code)

Registrant’s telephone number, including area code:

(314) 553-2000

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

Quarterly Results Press Release

On August 7, 2007, a press release was issued regarding the third quarter 2007 results of Emerson Electric Co. (the “Company”). A copy of this press release is furnished with this Current Report on Form 8-K as Exhibit 99.1.

The press release contains non-GAAP financial measures as such term is defined in Regulation G under the rules of the Securities and Exchange Commission. While the Company believes these non-GAAP financial measures are useful in evaluating the Company, this information should be considered as supplemental in nature and not as a substitute for or superior to the related financial information prepared in accordance with GAAP. Further, these non-GAAP financial measures may differ from similarly titled measures presented by other companies. The reasons why management believes that these non-GAAP financial measures provide useful information are set forth in the Company’s most recent Form 10-K filed with the Securities and Exchange Commission.

Item 7.01 Regulation FD Disclosure.

The following information is furnished pursuant to Regulation FD.

Emerson GAAP Underlying Orders – 3 Month Summary

(Percent change. Trailing 3-month average versus prior year.)

	Apr ’07	May ’07	Jun ’07
Process Management	+10 to +15	+15 to +20	+10
Industrial Automation	+10 to +15	+10	+10
Network Power	+5 to +10	+10 to +15	+10 to +15
Climate Technologies	+10 to +15	+10 to +15	+5
Appliance and Tools	+0 to +5	0	-5 to 0
Total Emerson	+10	+10	+5 to +10

June 2007 Order Comments:

Order growth was positive 5 to 10 percent for the three months ended in June as order rates declined at Process Management, Climate Technologies and Appliance and Tools. Favorable currency exchange rates contributed approximately 2 percentage points to the order growth.

Process Management continued to see positive end market dynamics and achieved 10 percent growth in the quarter. Order growth was balanced across the valve, systems and measurement businesses.

Industrial Automation achieved 10 percent order growth and was led by the power generating alternator and electronic drives businesses. Orders also benefited from the weaker dollar.

Order growth for Network Power continued to be strong and was driven by spending in the datacenter computing and telecommunications end markets.

Climate Technologies order growth was positive 5 percent for the quarter ended in June. Order growth slowed as comparisons to the prior year period became more difficult.

Appliance and Tools dropped for the three months ended in June as the businesses serving big box retailers and residential construction continued to see softness. The professional tools business continued to have strong growth driven by non-residential construction.

Upcoming Investor Events:

Emerson senior management will discuss the Company’s third quarter 2007 results during an investor conference call that will be held on Tuesday, August 7, 2007. The call will begin at 2:00 p.m. Eastern Daylight Time (1:00 p.m. Central Daylight Time).

All interested parties may listen to the live conference call via the Internet by going to the Investor Relations area of Emerson’s Web site at www.emerson.com/financial and completing a brief registration form. A replay of the conference call will be available for the next three months at the same location on the Web site.

Updates and further details on these and other upcoming events will be posted in the Calendar of Events area in the Investor Relations section of the corporate Web site as they occur.

Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits
Exhibit Number	Description of Exhibits

99.1	Emerson’s August 7, 2007 Press Release announcing its third quarter 2007 results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERSON ELECTRIC CO. (Registrant)

Date: August 7, 2007	By:	/s/ Timothy G. Westman
Timothy G. Westman Vice President, Associate General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibits

99.1	Emerson’s August 7, 2007 Press Release announcing its third quarter 2007 results.